Exhibit 10.1

United States Department of the Treasury
1500 Pennsylvania Avenue, NW
Washington, D.C. 20220

Dear Ladies and Gentlemen:

          The company set forth on the signature page hereto (the “Company”) intends to issue in a private placement the number of shares of a series of its preferred stock set forth on Schedule A hereto (the “Preferred Shares”) and a warrant to purchase the number of shares of a series of its preferred stock set forth on Schedule A hereto (the “Warrant” and, together with the Preferred Shares, the “Purchases Securities”) and the United States Department of the Treasury (the “Investor”) intends to purchase from the Company the Purchased Securities.

          The purpose of this letter agreement is to confirm the terms and conditions of the purchase by the investor of the Purchased Securities. Except to the extent supplemented or superseded by the terms set forth herein or in the Schedules hereto, the provisions contained in the Securities Purchase Agreement – Standard Terms attached hereto as Exhibit A (the “Securities Purchase Agreement”) are incorporated by reference herein. Terms that are defined in the Securities Purchase Agreement are used in this letter agreement as so defined. In the event of any inconsistency between the letter agreement and the Securities Purchase Agreement, the terms of this letter agreement shall govern.

          Each of the Company and the Investor hereby confirms its agreement with the other party with respect to the issuance by the Company of the Preferred Securities and the purchase by the Investor of the Purchased Securities pursuant to this letter agreement and the Securities Purchase Agreement on the terms specified on Schedule A hereto.

          This letter agreement (including the Schedules hereto), the Securities Purchase Agreement (including the Annexes thereto), the Disclosure Schedules and the Warrant constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof. This letter agreement constitutes the “Letter Agreement” referred to in the Securities Purchase Agreement.

          This letter agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this letter agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

***

          In witness whereof, this letter agreement has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date written below.

UNITED STATES DEPARTMENT OF THE TREASURY

By:________________________________________
Name:
Title:

COMPANY: FIRST NATIONAL BANK OF NORTHERN CALIFORNIA

By:________________________________________
Name:
Title:

Date:_____________________________

SCHEDULE A

ADDITIONAL TERMS AND CONDITIONS

Company Information:

	Name of the Company:		FNB Bancorp (UST Sequence No. 846)

	Corporate or other organizational form:		corporation

	Jurisdiction of Organization:		California

	Appropriate Federal Banking Agency:		Board of Governors of the Federal Reserve System

Notice Information:

To:	Thomas C. McGraw	Copy:	Joseph G. Mason
	FNB Bancorp LLP		Dodd Mason George
	975 El Camino Real, 3rd Floor		1740 Technology
	Drive, Suite 205		San Jose, CA 95110
	South San Francisco, CA 94080		Telephone: (408) 452-1478
	Telephone: (650) 875-4865		Email: Mason@DoddMason.com
Email: TMcGraw@FamilyBank.com

Terms of the Purchase:

	Series of Preferred Stock Purchased:		Fixed Rate Cumulative Perpetual Preferred Stock, Series A

	Per Share Liquidation Preference of Preferred Stock:		$1,000

	Number of Shares of Preferred Stock Purchased:		12,000

	Dividend Payment Dates on the Preferred Stock:		February 15, May 15, August 15, November 15

	Series of Warrant Preferred Stock:		Fixed Rate Cumulative Perpetual Preferred Stock, Series B

	Number of Warrant Shares:		600.006

	Number of Net Warrant Shares (after net settlement):		600

	Exercise Price of the Warrant:		$0.01

	Purchase Price:		$12,000,000

Closing:

Location of Closing:	Hughes Hubbard & Reed LLP One Battery Park Plaza New York, NY 10004

Time of Closing:	9:00 a.m. (EST)

Date of Closing:	February 27, 2009

Wire Information for Closing:

ABA Number:	[REDACTED TEXT]

Bank:	First National Bank of Northern California

Account Name:	FNB Bancorp

Account Number:	[REDACTED TEXT]

Beneficiary:	not applicable

Contact for Confirmation of Wire Information:

David A. Curtis
Senior Vice President and
Chief Financial Officer
First National Bank of Northern California
975 El Camino Real, 3rd Floor
South San Francisco, CA 94080

Telephone: (650) 875-4862
Email: DCurtis@FamilyBank.com

SCHEDULE B

CAPITALIZATION

Capitalization Date: January 31, 2009

Common Stock

Par value:	no par

Total Authorized:	10,000,000

Outstanding:	3,030,000

Subject to warrants, options, convertible securities, etc.:	365,252 (stock option plan only)

Reserved for benefit plans and other issuances:	365,252 (stock option plan only)

Remaining authorized but unissued:	6,970,000 (includes 365,252 shares reserved for options granted and remaining unexercised and options to be granted under the terms of the FNB Bancorp stock option plans)

Shares issued after Capitalization Date (other than pursuant to warrants, options, convertible securities, etc. as set forth above):	none

Preferred Stock

Par value:	no par

Total Authorized:	5,000,000

Outstanding (by series):	none

Reserved for issuance:	none

Remaining authorized but unissued:	5,000,000

Holders of 5% or more of any class of capital stock	Primary Address

The Ricco Lagomarsino Trust (10.24%)	26 Hillcrest Drive Daly City, CA 94014

Thomas G. Atwood c/o Cypress Abbey Company (11.01%)	P.O. Box 516 Colma, CA 94014

Thomas C. McGraw (5.16%, excluding stock options)	510 Fawn Drive San Anselmo, CA 94960

SCHEDULE C

LITIGATION

List any exceptions to the representation and warranty in Section 2.2(l) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒

SCHEDULE D

COMPLIANCE WITH LAWS

List any exceptions to the representation and warranty in the second sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒

List any exceptions to the representation and warranty in the last sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒

SCHEDULE E

REGULATORY AGREEMENTS

List any exceptions to the representation and warranty in Section 2.2(s) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒